Exhibit 99.4

News Release

For Immediate Release	For Further Information Contact:
October 4, 2004	Arleen Llerandi
Vice President, Investor Relations
(407) 822-2989

Hughes Supply to Acquire Southwest Power, Inc. and Western

States Electric, Inc., Announces Offerings of Debt and Common Stock

and Reaffirms Fiscal Year 2005 Guidance

Hughes Supply, Inc. (NYSE:HUG) Orlando, Florida

Hughes Supply, Inc. announced that today it entered into a purchase agreement to acquire Southwest Power, Inc. and Western States Electric, Inc., each a large privately owned distributor of electrical utility transmission and distribution (T&D) supplies and equipment in the United States, and, together, one of the largest T&D distributors focused exclusively on the western and southwestern United States and recently, western Canada. Southwest Power, Inc. and Western States Electric, Inc. share a common private ownership group. Hughes Supply refers to the companies collectively as SWP/WSE.

The purchase price under the purchase agreement is $123.5 million, payable in cash, subject to post-closing balance sheet adjustments. Hughes Supply anticipates that the closing will occur on November 1, 2004, subject to customary closing conditions, including the termination or expiration of the Hart-Scott-Rodino waiting period.

Founded in 1976, SWP/WSE operates 26 branches in 11 states and British Columbia, and provides its more than 2,100 customers with a complete T&D product offering and comprehensive supply chain management services. Its customers include investor-owned electric utilities (including two of the five largest investor-owned electric utilities in the U.S.), municipal utilities, public utility districts, rural electric cooperative utilities and contractors serving the electric utility industry. Its offerings include almost every T&D product that an electric utility may require, such as pole line hardware, wire and cable, molded rubber and insulating products, connectors, switching equipment and transformers, along with a comprehensive suite of services, including inventory management and logistics, purchasing management and packaging services. For the twelve months ended December 31, 2003, SWP/WSE reported revenues of approximately $244 million.

Hughes Supply believes that the maintenance-related nature of the Utilities business, along with its use of multi-year alliance contracts with utility providers, makes it less vulnerable to construction cycles, generating a more predictable cash flow. In addition, its efficient use of capital results in a higher return on invested capital than Hughes Supply’s overall return, making Utilities an excellent business with very good underlying fundamentals and long-term growth prospects.

Tom Morgan, President and CEO of Hughes Supply Inc., commented, “The acquisitions of Southwest Power and Western States Electric will strategically expand our Utilities business to the west and southwest regions of the United States and western Canada, creating one of the largest T&D distributors in the United States and expanding Hughes towards a national platform for continued growth.

“Their success in establishing and growing alliance relationships with utility providers has made them a leader in this area. With this proposed acquisition, we continue to execute our strategy of investing in businesses that are market leaders, improve our overall profitability, and reduce our cyclicality, while expanding our geographic footprint.

“In addition to their complementary geographic presence, Southwest Power’s and Western States Electric’s industry reputations for innovation and quality of service is well-aligned with that of Hughes. They have excellent management teams leading these businesses and we look forward to their continued leadership and having them join the Hughes Supply family,” concluded Morgan.

Public Offering of Common Shares

Hughes Supply also announced today a public offering, subject to market and other conditions, of four million shares of its common stock by the Company and 300,000 shares by a trust of which David H. Hughes, Chairman of the Company, is trustee and beneficiary, under the Company’s existing $700 million universal shelf registration statement. Lehman Brothers is acting as the bookrunner for the offering. Citigroup and Goldman, Sachs & Co. are serving as joint lead managers, and Wachovia Securities is serving as co-manager. Hughes Supply has granted the underwriters a 30-day option to purchase up to 645,000 additional shares to cover over-allotments.

The offering is being made by means of a prospectus supplement to a prospectus that is part of the company’s universal shelf registration statement. A copy of the prospectus and prospectus supplement relating to the offering may be obtained from the Securities and Exchange Commission’s website at www.sec.gov. This press release shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Private Debt Offering

Hughes Supply also announced today that it intends to offer in a private placement, subject to market and other conditions, $300 million of unsecured senior notes. The offer will be made only to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

The senior notes have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Use of Offering Proceeds

Hughes Supply intends to use the proceeds generated from both offerings for the acquisition of businesses, including SWP/WSE, the repayment of outstanding borrowings on Hughes Supply’s revolving credit facility, payment of scheduled principal amortization and interest on Hughes Supply’s senior notes, working capital needs, and other general corporate purposes. The acquisition of SWP/WSE, the offering of common stock, and the offering of senior notes are not contingent upon one another.

Fiscal Year 2005 Guidance

Hughes Supply today also reaffirmed its third quarter and fiscal year 2005 earnings per share guidance of $0.49 - $0.52, and $1.84 - $1.89, respectively, adjusted for the two-for-one stock split which became effective September 22, 2004. Hughes Supply believes that, collectively, the aforementioned transactions will be slightly dilutive to earnings per share in fiscal year 2005. However, continuing strength in the core business will enable it to maintain its earnings per share guidance for the third quarter and full year.

Hughes Supply, Inc., founded in 1928, is one of the nation’s largest diversified wholesale distributors of construction, repair and maintenance- related products, with 493 locations in 38 states. Headquartered in Orlando, Florida, Hughes employs approximately 9,100 associates and generates annual revenues of nearly $4 billion. Hughes is a Fortune 500 company and was named the #2 Most Admired Company in America in the Wholesalers: Diversified Industry segment by Fortune Magazine. For additional information on Hughes, you may visit www.hughessupply.com.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in a jurisdiction in which such offering would be unlawful.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release contain forward-looking statements that are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. These statements are subject to uncertainty and changes in circumstances. These forward-looking statements include Hughes Supply’s intention to consummate the acquisition of SWP/WSE, the issuance of the shares of its common stock and the issuance of its senior notes and the intended use of proceeds. The proposed acquisition of SWP/WSE and the proposed sale of the common stock and senior notes are subject to conditions, and there can be no assurance that Hughes Supply will complete the acquisition or the sale of common stock or senior notes. When used in this press release, the words “anticipate,” intend” and similar words or phrases identify certain of such forward-looking statements, which speak only as of the dates on which they were made. The actual results, performance or achievements of Hughes Supply Inc. could differ significantly from past results, and from future results, performance or achievements expressed or implied in forward-looking statements. Forward-looking statements are subject to risks and uncertainties including, but not limited to, changed market, financial and business conditions, success in integrating acquired businesses, and other factors mentioned in Hughes Supply, Inc.’s SEC filings, including its Forms 10-Q and 10-K reports. Hughes Supply, Inc. does not have any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

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